PAGE



EXHIBIT 10.6 - COVER LETTER
---------------------------



August 14, 1997





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Selective Insurance Group, Inc. Form 10Q for the period ending
     June 30, 1997

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, is an amendment to the Selective Insurance Retirement Savings Plan. The plan was initially filed as an exhibit to the Company's Registration Statement on Form S-8 No. 333-10477.

Very truly yours,

/s/ Marie A. Yorke

Marie A. Yorke
Administrative Assistant
Financial Accounting
and Reporting

/MAY
Enclosures




PAGE



                             AMENDMENT NO. 1
                SELECTIVE INSURANCE RETIREMENT SAVINGS PLAN


     WHEREAS, Selective Insurance Company of America (the "Company") maintains the Selective Insurance Retirement Savings Plan (the "Plan") for the benefit of its employees; and

     WHEREAS, Section 10.1 of Article X of the Plan provides in part that the Plan may be amended at any time, and from time to time, by the Company; and

     WHEREAS, the Company desires to amend the definition of Fair Market Value with respect to the Company Stock;

     NOW, THEREFORE, be it

     RESOLVED, that the Savings Plan is amended as follows:

     1. Section 2.30 of Article II is hereby amended effective as of May 2, 1997, by deleting the second sentence thereof and in its place inserting the following:

            "Notwithstanding the above, with respect to the purchase of shares of Selective Insurance Group, Inc. common stock for the Selective Insurance Stock Fund on any day, Fair market Value' shall mean, (i) the closing price of a share of such common stock as reported on the principal securities exchange on which shares of such common stock are then listed or admitted to trading on the date the transaction is executed,
             (ii) if not reported on such day, the closing price at the end of the next business day of a share of such common stock as reported on such principal securities exchange, or (iii) if not reported on such day, the fair market value of a share of such common stock as determined in good faith by the Committee in its absolute discretion."